RHEOMETRIC SCIENTIFIC, INC.

                             2000 STOCK OPTION PLAN

SECTION 1. Purpose

           The purpose of the Rheometric Scientific, Inc. 2000 Stock Option Plan (the "Plan) is to attract and retain key employees and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company,

SECTION 2. Definitions

           "Affiliate" means any business entity in which the company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Board or the Committee.

           "Award" means any Option awarded under the Plan.

           "Board" means the Board of Directors of the Company.

           "Change in Control" means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the principal purpose is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; or (vi) a change in control of a nature that would be required to be reported in response to Item 6(a) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor provision thereto, whether or not the Company is then subject to such reporting requirements.

           "Company" means Rheometric Scientific, Inc.

           "Code" means Internal Revenue Code of 1986, as amended from, time to time.

           "Committee" means the Committee appointed by the Board in accordance with Section 3 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.


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           "Common Stock" or "Stock" means the Common Stock of the Company.

           "Consultant" means any independent contractor retained to perform services for the Company.

           "Continuous Employment" means the absence of any interruption or termination of service as an Employee, Director or Consultant by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

           "Covered Employee" means any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

           "Director" means a director of the Company.

           "Designated Beneficiary" means the beneficiary designated by a Participant in a manner determined by the Board or the Committee, to receive amounts due or exercise rights of the Participant in the event of the
Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

           "Effective Date" means the date on which the Plan is initially approved by the stockholders in accordance with Section 8(c) of the Plan.

           "Employee" means any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.


           "Fair Market Value" means (i) the closing price of a Share on the principal exchange on which the Shares are traded, or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price of the Nasdaq National Market or such successor quotation system, (iii) the closing price of a Share as most recently reported on an inter-dealer quotation system through which shares are traded (which in the case of the grant of an Option, shall be the closing price determined under clause (i), (ii) or (iii) on the last trading day prior to the Grant Date), or (iv) if the Shares are not traded as described in (i), (ii) or
(iii), the fair market value of a Share as determined by the Company's Board of Directors in good faith, based upon such factors as they deem relevant. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Such determination shall be conclusive and binding on all persons.


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           "Grant  Date"  means,  with  respect to an Option,  the date that the
Option is granted by the Committee.

           "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

           "Non-Employee Director" means a Director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "General Rules and Regulations").

           "Non-qualified Stock Option" means an option to purchase shares of Common Stock under Section 6 that is not intended to be an Incentive Stock Option.

           "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

           "Optionee" means an Employee or Consultant who receives an Option.

           "Option Agreement" means a written agreement between the Company and the Optionee, or a written certificate of the Company containing and confirming the terms of an Award.

           "Outside Director" means a Director of the Company who qualifies as an Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

           "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

           "Participant" means a person selected by the Board or the Committee to receive an Award under the Plan.

           "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

                  "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, or any successor.

                  "Section 162(m) Effective Date" means the first date as of which the limitations on the tax deductibility of certain compensation provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

           "Share" means a share of the Common Stock subject to an Option, as adjusted in accordance with Section 13 of the Plan.

           "Subsidiary"  means  a  "subsidiary  corporation",   whether  now  or
hereafter existing, as defined in Section 424(f) of the Code.

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           "Termination  of  Service"  means (a) in the case of an  Employee,  a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or the disaffiliation
of  an  Affiliate,   but  excluding  any  such  termination  where  there  is  a simultaneous re-employment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate.

SECTION 3. Administration

     (a) The Plan shall be administered by the Board or the Committee. The Board or the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's or the Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Board or the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board or the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant.

     (b) Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to him/herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the grant of an Option to him or her.

           The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (c) The Plan shall be administered either by (i) the full Board; or (ii) a Committee of two (2) or more Directors, each of whom is a Non-Employee Director. The Board shall take all action necessary to administer the Plan so that all transactions involving Options and Shares issued pursuant to the Plan shall be exempt from Section 16(b) of the Exchange Act in accordance with the then effective provisions of Section 240-16b-3 et. seq. of the General Rules and Regulations; provided that any amendment to the Plan required for compliance with such provision shall be made consistent with the provisions of Section 8(d) of the Plan and the General Rules and Regulations.

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     (d) Notwithstanding  subsection (b) and (c) above, after the Section 162(m)
Effective Date, the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

SECTION 4. Eligibility

           All employees, and in the case of Awards other than Incentive Stock Options, Consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than any person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

SECTION 5. Stock Available for Awards

     (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 1,000,000 shares of Common Stock. If any Award in respect to shares of Common Stock expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board or the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Board or the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) The maximum number of Shares of Common Stock subject to Options that may be granted to any Participant in the aggregate in any fiscal year of the Company shall not exceed 100,000, subject to adjustment under subsection (b).

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SECTION 6. Stock Options

     (a) Subject to the provision of the Plan, the Board or the Committee may award Incentive Stock Options and Non-qualified Stock Options and determine the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (b) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-quarter of the Option Shares at the end of each calendar year after the Grant Date until all of the Optioned Shares have vested, subject to the Optionee's Continuous Employment. An Option may not be exercised for fractional shares or for less than one hundred (100) Shares unless that is all the shares covered by the Option.

     (c) The Board or the Committee shall establish the option price at the time each Option is awarded, which price shall be not less than 100% of the Fair Market Value of the Common Stock on the Grant Date in the case of Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date in the case of Non-qualified Stock Options.

     (d) After the Section 162(m) Effective Date, the exercise price of any Option granted to a Covered Employee shall be at least equal to the Fair Market Value of the Shares on the Grant Date.

     (e) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board or the Committee may specify in the applicable Award or thereafter. The Board or the Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (f) Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the Grant Date. The term of the Option shall be set forth in the Option Agreement. No Option shall be exercisable after the expiration of ten (10) years from the Grant Date, provided that no Incentive Stock Option granted to an Employee who, at the date such Option is granted owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the Grant Date.

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     (g) No shares  shall be  delivered  pursuant  to any  exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be in whole or part in cash or, to the extent permitted by the Board or the Committee at or after the award of an Option, as provided in the relevant Option Agreement, upon the delivery of Shares of Common Stock owned by the Optionee, or such other lawful consideration as the Board or the Committee may determine.

     (h) The consideration to be paid for the Optioned Shares shall be payment in cash or by personal check, cashier's check, certified check or wire transfer, unless payment in some other manner shall be approved by the Board of Directors, including by promissory note, other shares of the Company's Common stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted by law. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     (i) If an Optionee is permitted to exercise an Option by delivering Shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of stock options) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at the Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder. Any exercise of an Option by a Section 16 Person shall comply with the relevant requirements of Section 240.16b-1 et seq. of the General Rules and Regulations.

     (j) The Board or the Committee may provide for the automatic award of an Option upon the delivery of Shares to the Company in payment of an Option for up to the number of shares so delivered.

     (k) If an Optionee shall cease to be an Employee or Consultant for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee and set forth in the Option Agreement) after the date of Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period.

     (l) If an Optionee shall cease to be an Employee or Consultant due to permanent disability, and such Optionee was in Continuous Employment as an Employee or Consultant from the Grant Date until the Date of Termination of Service, the Option may be exercised at any time within twelve (12) months following the date of Termination of Service (or such other period of time as is determined by the Committee and set forth in the Option Agreement), but

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only to the extent of the accrued  right to exercise at the time of  Termination of Service subject to the condition that no Option shall be exercised after the expiration of the Option period.

     (m) In the event of the death during the Option period of an Optionee who is at the time of his or her death an Employee or Consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Committee and set forth in the Option Agreement) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no Option shall be exercised after the expiration of the Option period.

SECTION 7. General Provisions Applicable to Awards

     (a) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule l6b-3 under Section 16(b), any Option issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

     (b) Documentation. Each Award under the Plan shall be evidenced by an Option Agreement specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board or the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (c) Board or Committee Discretion. Each type of Award may be made alone or in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board or the Committee need not treat Participants uniformly, except as otherwise provided by the Plan or a particular Award. Any determination with respect to an Award may be made by the Board or the Committee at the time of Award or at any time thereafter.

     (d) Conditions upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and, if required by the Board or Committee, shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

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     (e) Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     (f) Change in Control. In order to preserve a Participant's right under an Award in the event of a Change in Control of the Company, the Board or the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that would have been received upon the exercise or realization of the Award had the Award been currently exercisable and available for sale, (iii) adjust the terms of the Award in a manner determined by the Board or the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board or the Committee may consider equitable and in the best interests of the Company.

     (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board or the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's or the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the participant.

     (h) Amendment of Award. The Board or the Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise, accelerating or waiving the vesting schedule and converting an Incentive Stock Option to a Non-qualified Stock Option, provided that the Participant's consent to such action shall be required unless the Board or the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

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SECTION 8. Miscellaneous

     (a) No Right To Employment. No persons shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or engagement by the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a Stockholder with respect to any shares of Common Stock to be distributed or acquired under the Plan until he or she becomes the holder thereof.

     (c) Effective Date. Subject to the approval of the Stockholders of the Company, the Plan shall be effective on the date the Plan is approved by a vote of the Stockholders. Awards may be made before, but expressly subject to, such approval.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without Stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b).

     (e) Governing Law. The provisions of the Plan shall be governed and interpreted in accordance with the laws of the State of Delaware.

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